ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                Patriot Premium
                                Dividend Fund I


                               SEPTEMBER 30, 1997



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

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                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                             Deloitte & Touche llp
                               125 Summer Street
                        Boston, Massachusetts 02110-1617

                  Listed: New York Stock Exchange Symbol: PDF
                         John Hancock Closed-End Funds:
                            1-800-843-0090nd Fund I


                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:
The Taxpayer Relief Act of 1997 recently signed into law by President Clinton includes new twists and important changes to Individual Retirement Account (IRA) laws. The provisions will, among other things, allow more people to qualify for annual tax-deductible IRA contributions and to save tax-free for college. They also allow IRA investors to withdraw money penalty-free from all IRAs to buy a first home or pay for college expenses.

     For existing deductible IRAs, the law doubles income limits over the next eight to 10 years for those eligible to deduct an annual IRA contribution of up to $2,000. For individuals, the annual income cap will increase incrementally from the current $25,000 to $50,000 by 2005. For couples, the limit would increase from $40,000 today to $80,000 in 2007. The new law allows non-working spouses to make IRA contributions even if their spouse is covered by a pension plan at work, provided the couple's joint income is less than $150,000.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     The law also creates two new IRA investment vehicles. One, called the "Roth IRA" after its principal congressional sponsor, allows for non-deductible annual contributions up to a $2,000 maximum. But income accumulates tax-free and if the account has been open for five years, distributions are tax-free if they are used after age 591/2 or upon death, disability or a first-time home purchase. Withdrawals for higher-education expenses would not be subject to a 10% penalty. Eligible investors must earn less than $95,000 per year individually or $150,000 per couple.

     A second new IRA plan, called the "Education IRA," allows non-deductible contributions of up to $500 per year, per child under age 18. Earnings in the account accumulate tax-free, and withdrawals are also not taxed when applied toward undergraduate or graduate-level expenses. Eligible investors are subject to the same income restrictions that apply to the Roth IRA.

     The law has also made some important changes in capital gains tax rates and estate tax laws. But the devil is in the details, and so we recommend exploring how you can benefit from the changes with your investment professional and tax advisor. The Taxpayer Relief Act of 1997 gives investors new options toward savings. It's a move we applaud.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                       2

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             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Premium Dividend Fund I

                Utility stocks powered by favorable bond market,
                ------------------------------------------------
                             regulatory environment
                             ----------------------


Utility stocks -- which are the primary focus of John Hancock Patriot Premium Dividend Fund I -- were boosted by the twin engines of a strong bond market and a more favorable regulatory environment over the past 12 months. Because of their high yields, utility stocks tend to closely follow the bond market, which was a bit shaky at first but ended the period with a full head of steam. After shrugging off several bouts of nervousness earlier this year over whether the economy was growing fast enough to whip up inflation, investors sent bond prices higher and bond yields lower throughout most of the summer and fall.

     While the bond market's success was the main key to utility stocks' performance, there were also others. First, August 1997 was the stock market's worst month in several years. In a classic "flight to safety," some investors fled from high-flying growth stocks into high dividend-yielding stocks, such as utility stocks, as a way to guard against the vagaries of a weaker stock market. In the meantime, the regulatory environment showed signs of turning in favor of the utilities themselves. Some areas of the country appear to be leaning toward adopting California's and Massachusetts' model of allowing competition. In those states, electric utilities will be allowed to recoup expenses -- incurred at a time when utilities were monopolies -- in a manner that will allow them to compete

"...the regulatory environment showed signs of turning in favor of the utilities..."

[A 2" x 3 1/4" photo of Gregory K. Phelps at the bottom right. Caption reads "Gregory K. Phelps."]

                                       3

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              John Hancock Funds - Patriot Premium Dividend Fund I


[Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right:
Short-term Investments & Other 1%; Common Stock Utilities 21%; Preferred Stock Utilities 47%; Financials 18%; Industrials 13%. A footnote below states "As a percentage of net assets on September 30, 1997."]

"...we made a conscious effort to add more high-yielding utility common stocks..."

effectively with out-of-state providers. Additionally, the Federal Energy Regulatory Commission and various state electric utility agencies quickened their response to proposed mergers among utilities.

Performance and strategy recap
For the year ended September 30, 1997, the Fund had a total return of 18.60% at net asset value. By comparison, the Dow Jones Utility Average had a total return of 15.46% and the average preferred stock closed-end fund returned 18.68%, according to Lipper Analytical Services, Inc. Throughout the past year we maintained a defensive stance, but became a bit less so by the end of the period. Preferred-stock holdings, which made up 78% of net assets at the end of the period, offer above-average yields. Because of that, they are a great defense against rising interest rates, and generally weathered the bond market's volatility better than common stocks. Of our preferred holdings, roughly three-quarters were securities eligible for the dividends-received deduction
(DRD), which offer distinct tax advantages to corporate investors. The prices of DRD-eligible securities were driven higher because supply is shrinking and demand has been unusually strong.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Montana Power Company followed by an up arrow and the phrase "Enters agreement with telecom providers." The second listing is Florida Progress Corporation followed by an up arrow and the phrase "Rebounded from nuclear plant problems." The third listing is Commonwealth Edison Company followed by a horizontal arrow and the phrase "Concerns about nuclear plant safety." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

     Despite our continued emphasis on preferred stocks, we made a conscious effort to add more high-yielding utility common stocks because we thought they were exceptionally cheap, particularly in April, July, and August. When some of the Fund's higher-yielding preferred stocks were called out of the market -- or redeemed -- by their issuers, we looked for attractively-priced, high-yielding stocks to replace them. In many cases, utility common stocks were not only more attractively-priced than their preferred DRD-eligible counterparts, but they also offered higher yields. By the end of the period, utility common stocks made up 21% of the Fund's net assets, compared to 14% six months earlier.

Winners and losers
During the period, one of our best performers was Boston Edison, which was boosted by favorable and improving regulatory conditions in Massachusetts. Likewise, neighboring New England Electric System benefited from that trend, as well as from its sale of non-nuclear power plants at favorable prices. Another solid performer was Montana Power, one of the lowest-cost electric providers in the United States, which was boosted in part on the news of its partnering with Enron and Williams Companies in a telecommunications joint venture to build

                                       4

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              John Hancock Funds - Patriot Premium Dividend Fund I


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: For the year ended September 30, 1997." The chart is scaled in increments of 5% with 20% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 18.60% total return for the John Hancock Patriot Premium Dividend Fund I. The second represents the 18.68% total return for the Average preffered stock closed-end fund. The third represents the 15.46% total return for the Dow Jones Utility Average. A footnote below states: "The total return for John Hancock Patriot Premium Dividend Fund I is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services, Inc. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."]

fiber optic networks. Florida Progress Corporation also posted attractive gains, after tumbling earlier when it was forced to close its nuclear plant. We bought the stock after the problems surfaced because its price cheapened to a level we felt was attractive, given the company's commitment to a relatively high dividend, its strong balance sheet, its strong service territory, and the favorable regulatory environment in Florida. More recently, the NRC has applauded the utility's progress in cleaning up its nuclear site, which helped the stock stage a rebound. Finally, we enjoyed good performance from IES Industries, which announced its participation in a three-party electric company merger.

     Outside the utility sector, we saw solid performance from our financial stocks. The price of Salomon Inc.'s preferred stock, for example, rose on news that it planned to merge with insurance giant Travelers.

     Like any other time period, this one had a few disappointments. One was electric provider Commonwealth Edison, which serves the Chicago metropolitan area. Concerns about the safety of its nuclear plants, its relatively high costs, and a less-than-favorable regulatory environment in Illinois kept the credit under pressure.

"Our outlook is reasonably optimistic."

Outlook
Our outlook is reasonably optimistic. Recent developments suggest that the economy may be slowing. One implication of that slowing is that it likely eliminates the impetus for the Federal Reserve Board to raise interest rates. Stable interest rates, of course, would be a positive for the bond market and, ultimately, for preferred and utility stocks. Additionally, a weakening economy could translate into lower corporate earnings. If that is the case, we could see more buying of utility stocks, which are viewed as immune to the economy's ebbs and flows. As far as electric utility stocks go, we think their recent strong performance could be extended. We've already seen evidence that the regulatory environment has improved and merger activity is quickening. There's a possibility that the Public Utility Holding Company Act of 1935 -- which has slowed merger activity -- will be repealed next year. If that law is eliminated, we're likely to see the rate of utility company consolidation quicken, aided by purchases from oil companies and foreign buyers.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the fund's period discussed in this report. Of course, the team's views are subject to change as market conditions warrant.

                                       5

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                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


The Statement of Assets and Liabilities is the Fund's balance sheet on September 30, 1997. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
September 30, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $159,418,381) ...................     $169,201,810
    Common stocks (cost - $44,646,895) .......................       45,464,774
    Short-term investments (cost - $2,092,488) ...............        2,092,488
                                                                    216,759,072
                                                                   ------------
  Dividends receivable .......................................        1,110,655
  Other assets ...............................................           14,529
                                                                   ------------
                              Total Assets ...................      217,884,256
                              -------------------------------------------------
Liabilities:
  DARTS dividend payable .....................................          176,150
  Common shares dividend payable .............................          873,311
  Payable to John Hancock Advisers, Inc. .....................
    and affiliates - Note B ..................................          253,198
  Accounts payable and accrued expenses ......................           73,437
                                                                   ------------
                              Total Liabilities ..............        1,376,096
                              -------------------------------------------------
Net Assets:
  Dutch Auction Rate Transferable Securities Preferred
    Shares Stock Series A (DARTS) - Without par value,
    unlimited number of shares of beneficial interest
    authorized, 685 shares issued, liquidation  preference
    of $100,000 per share - Note A ...........................       68,500,000
                                                                   ------------
  Common Shares -
  Without par value, unlimited number of shares of
    beneficial interest authorized, 14,979,601 shares
    issued and outstanding ...................................      139,242,993
  Accumulated net realized loss on investments ...............       (2,167,738)
  Net unrealized appreciation of investments .................       10,602,384
  Undistributed net investment income ........................          330,521
                                                                   ------------
                              Net Assets applicable to
                              Common Shares ($9.88 per
                              share based on 14,979,601
                              shares outstanding) ............      148,008,160
                                                                   ------------
                              Net Assets .....................     $216,508,160
                              =================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains and losses for the period stated.

Statement of Operations
Year ended September 30, 1997
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $38,506) .....     $17,066,574
  Interest ....................................................         171,741
                                                                     17,238,315
                                                                    -----------
  Expenses:
    Investment management fee - Note B ........................       1,911,443
    Administration fee - Note B ...............................         209,518
    DARTS and auction fees ....................................         203,085
    Transfer agent fee ........................................          67,078
    Custodian fee .............................................          63,752
    Printing and postage ......................................          60,822
    Auditing fee ..............................................          53,380
    Miscellaneous .............................................          42,723
    Trustees' fee .............................................          19,538
    Legal fees ................................................           4,821
                                                                    -----------
                              Total Expenses ..................       2,636,160
                              -------------------------------------------------
                              Net Investment Income ...........      14,602,155
                              -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments sold .......................        (303,554)
  Change in net unrealized appreciation/depreciation
    of investments ............................................      12,496,755
                                                                    -----------
                              Net Realized and Unrealized
                              Gain on Investments .............      12,193,201
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations .......      26,795,356
                              =================================================
                              Distribution to DARTS ...........      (2,776,491)
                              --------------------------------------------------

                              Net Increase in Net Assets
                              Applicable to Common
                              Shareholders Resulting from
                              Operations Less DARTS
                              Distributions ...................     $24,018,865
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       6
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                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                                                       ----------------------------
                                                                                                          1996             1997
                                                                                                       -----------      -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..........................................................................     $13,885,984      $14,602,155
  Net realized gain (loss) on investments sold ...................................................       1,608,570         (303,554)
  Change in net unrealized appreciation/depreciation of investments ..............................      (2,986,883)      12,496,755
                                                                                                      ------------     ------------
    Net Increase in Net Assets Resulting from Operations .........................................      12,507,671       26,795,356
                                                                                                      ------------     ------------
Distributions to Shareholders:
  DARTS ($4,160 and $4,053 per share, respectively) - Note A .....................................      (2,849,681)      (2,776,491)
  Common Shares - Note A
    Dividends from net investment income ($0.7442 and $0.7500 per share, respectively) ...........     (11,036,303)     (11,207,156)
    Distributions in excess of net investment income ($0.0562 and none per share, respectively) ..        (832,797)              --
                                                                                                      ------------     ------------
      Total Distributions to Shareholders ........................................................     (14,718,781)     (13,983,647)
                                                                                                      ------------     ------------
From Fund Share Transactions:*
  Value of shares issued to common shareholders in reinvestment of distributions .................         196,359        1,271,862
                                                                                                      ------------     ------------
Net Assets:
  Beginning of period ............................................................................     204,439,340      202,424,589
                                                                                                      ------------     ------------
  End of period (including distributions in excess of net investment income of $467,761 and
    undistributed net investment income of $330,521, respectively) ...............................    $202,424,589     $216,508,160
                                                                                                      ============     ============
* Analysis of Common Shareholder Transactions:
                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                      -------------------------------------------------------------
                                                                                 1996                              1997
                                                                      ---------------------------       ---------------------------
                                                                        SHARES          AMOUNT            SHARES          AMOUNT
                                                                      ----------     ------------       ----------     ------------
  Shares outstanding beginning of period ........................     14,821,141     $137,780,110       14,843,056     $137,976,469
  Shares issued to common shareholders for reinvestment
    of distributions ............................................         21,915          196,359          136,545        1,271,862
  Reclassification of capital accounts - Note D .................             --               --               --           (5,338)

Shares outstanding end of period ..............................       14,843,056     $137,976,469       14,979,601     $139,242,993

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to reinvestment of distributions. The footnote illustrates any reclassifications of capital share amounts, the number of Common Shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       7
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                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


Financial Highlights
Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios, and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                           ---------------------------------------------------------
                                                                              1993       1994        1995         1996        1997
                                                                           ---------  ---------   ---------    ---------   ---------
COMMON SHARES
Per Share Operating Performance
Net Asset Value, Beginning of Period ...............................         $10.47     $11.29       $7.93        $9.17       $9.02
                                                                           --------   --------    --------     --------    --------
Net Investment Income ..............................................           0.90       0.89        0.95         0.94        0.98
Net Realized and Unrealized Gain (Loss) on Investments .............           1.25      (2.86)       1.30        (0.10)       0.82
                                                                           --------   --------    --------     --------    --------
  Total from Investment Operations .................................           2.15      (1.97)       2.25         0.84        1.80
                                                                           --------   --------    --------     --------    --------
Less Distributions:
Dividends to DARTS Shareholders ....................................          (0.13)     (0.14)      (0.21)       (0.19)      (0.19)
Dividends from Accumulated Net Investment Income to
  Common Shareholders ..............................................          (0.64)     (1.00)      (0.80)       (0.74)      (0.75)
Distributions in Excess of Accumulated Net Investment Income
  to Common Shareholders ...........................................           --         --          --          (0.06)       --
Distributions from Net Realized Short-term Capital Gains on
  Investments to Common Shareholders ...............................          (0.56)     (0.25)       --           --          --
                                                                           --------   --------    --------     --------    --------
  Total Distributions ..............................................          (1.33)     (1.39)      (1.01)       (0.99)      (0.94)
                                                                           --------   --------    --------     --------    --------
Net Asset Value, End of Period .....................................         $11.29      $7.93       $9.17        $9.02       $9.88
                                                                           ========   ========    ========     ========    ========
Per Share Market Value, End of Period ..............................        $10.875     $8.000      $9.000       $9.125      $9.375
Total Investment Return at Market Value ............................         15.66%    (16.05%)      23.68       10.58%      11.35%

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period (000s omitted)       $163,683   $116,123    $135,939     $133,925    $148,008
Ratio of Expenses to Average Net Assets* ...........................          1.40%      1.29%       1.32%        1.24%       1.26%
Ratio of Net Investment Income to Average Net Assets* ..............          5.62%      6.42%       7.29%        6.75%       6.97%
Portfolio Turnover Rate ............................................            69%        56%         74%          57%         56%

Senior Securities
Total DARTS Outstanding (000s omitted) .............................        $68,500    $68,500     $68,500      $68,500     $68,500
Asset Coverage per Unit (a) ........................................       $342,383   $271,736    $290,238     $294,044    $308,832
Involuntary Liquidation Preference per Unit (b) ....................       $100,000   $100,000    $100,000     $100,000    $100,000
Approximate Market Value per Unit (b) ..............................       $100,000   $100,000    $100,000     $100,000    $100,000
Average Brokerage Commission Rate (c) ..............................            N/A        N/A         N/A      $0.0580     $0.0384

* Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets, and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(b) Plus  accumulated and unpaid  dividends.
(c)  Per portfolio share traded.  Required for fiscal years that began September
     1, 1995, or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends, and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


Schedule of Investments
September 30, 1997
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Fund on September 30, 1997. It's divided into three main categories: preferred stocks, common stocks, and short-term investments. The stocks are further broken down by industry group. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                                           MARKET
ISSUER, DESCRIPTION                                                                            NUMBER OF SHARES            VALUE
-------------------                                                                            ----------------            -----
PREFERRED STOCKS
Automobile / Trucks (2.96%)
  Ford Motor Co., 8.25%,
    Depositary Shares, Ser B ...................................................                    60,000                $1,732,500
  General Motors Corp., 9.12%,
    Depositary Shares, Ser G ...................................................                   160,000                 4,670,000
                                                                                                                        ------------
                                                                                                                           6,402,500
                                                                                                                        ------------
Banks - Foreign (2.20%)
  Australia and New Zealand Banking Group
    Ltd., 9.125% (Australia) ...................................................                   173,000                 4,768,312
                                                                                                                        ------------
Banks - U.S. (8.54%)
  Chase Manhattan Corp., 10.84%, Ser C .........................................                    96,175                 2,933,337
  Fleet Financial Group, Inc., 6.75%, Ser VI ...................................                    59,000                 3,167,562
  Fleet Financial Group, Inc., 9.35%,
    Depositary Shares ..........................................................                   140,000                 3,920,000
  J.P. Morgan & Company Inc., 6.625%,
    Depositary Shares, Ser H ...................................................                    80,000                 4,340,000
  LaSalle National Bank, 6.46%  (R) ............................................                     4,000                 4,128,000
                                                                                                                        ------------
                                                                                                                          18,488,899
                                                                                                                        ------------
Conglomerates (0.47%)
  Grand Metropolitan Delaware, L.P., 9.42%,
    Gtd Ser A ..................................................................                    35,420                 1,011,684
                                                                                                                        ------------
Equipment Leasing (2.69%)
  AMERCO, 8.50%, Ser A .........................................................                    90,000                 2,345,625
  Capita Preferred Trust, 9.06% ................................................                   130,000                 3,485,625
                                                                                                                        ------------
                                                                                                                           5,831,250
                                                                                                                        ------------
Financial Services (3.90%)
  Merrill Lynch & Co., Inc., 9.00%,
    Depositary Shares, Ser A ...................................................                    90,000                $2,778,750
  Morgan Stanley Group Inc., 7.75%,
    Depositary Shares ..........................................................                    15,000                   821,250
  Salomon Inc., 8.40%,
    Depositary Shares, Ser E ...................................................                   175,000                 4,834,375
                                                                                                                        ------------
                                                                                                                           8,434,375
                                                                                                                        ------------
Insurance (0.49%)
  Provident Companies, Inc., 8.10%,
    Depositary Shares ..........................................................                    41,500                 1,068,625
                                                                                                                        ------------
Oil & Gas (7.21%)
  Coastal Corp., $2.125, Ser H .................................................                   211,900                 5,429,938
  El Paso Tennessee Pipeline Co., 8.25%,
    Ser A ......................................................................                   100,000                 5,500,000
  Lasmo PLC, 10.00%, Ser A, American
    Depositary Receipt (ADR), (United Kingdom) .................................                    79,500                 2,091,844
  Phillips Gas Co., 9.32%, Ser A ...............................................                   101,100                 2,597,006
                                                                                                                        ------------
                                                                                                                          15,618,788
                                                                                                                        ------------
Paper (2.39%)
  Boise Cascade Corp., 9.40%,
    Depositary Shares, Ser F ...................................................                    79,700                 2,037,331
  Bowater Inc., 8.40%,
    Depositary Shares, Ser C ...................................................                   120,000                 3,135,000
                                                                                                                        ------------
                                                                                                                           5,172,331
                                                                                                                        ------------
Utilities (47.30%)
  Appalachian Power Co., 8.25%, Ser A ..........................................                    96,721                 2,496,611
  Baltimore Gas & Electric Co., 6.99% ..........................................                    34,000                 3,621,000
  Boston Edison Co., 4.25% .....................................................                    37,172                 2,397,594
  Columbus Southern Power Co.,
    7.92%, Ser B ...............................................................                    60,000                 1,511,250
  Columbus Southern Power Co.,
    8.375%, Ser A ..............................................................                    66,000                 1,691,250
  Commonwealth Edison Co., $7.24 ...............................................                    47,270                 4,534,966
  Commonwealth Edison Co., $8.40, Ser A ........................................                    51,103                 5,110,300
  Detroit Edison Co., 7.75%,
    Depositary Shares ..........................................................                    60,000                 1,518,750
  Entergy Gulf States, Inc., Adjustable Rate
    Preferred (ARP), Depositary Shares, Ser B ..................................                    38,460                 1,884,540
  Florida Power & Light Co., 6.75%, Ser U ......................................                    42,000                 4,557,000


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


                                                                                                                           MARKET
ISSUER, DESCRIPTION                                                                            NUMBER OF SHARES            VALUE
-------------------                                                                            ----------------            -----
Utilities (continued)
  Hawaiian Electric Industries, Inc., 8.36% ............................................           100,000                 2,575,000
  Idaho Power Co., 7.07% ...............................................................            13,000                 1,417,000
  Indianapolis Power & Light Co., 8.20% ................................................             8,000                   816,000
  MCN Michigan, Limited Partnership, 9.375%, Ser A .....................................           148,800                 3,896,700
  Massachusetts Electric Co., 6.84% ....................................................           134,900                 3,439,950
  Massachusetts Electric Co., 6.99% ....................................................            13,500                 1,420,875
  Monongahela Power Co., 7.73%, Ser L ..................................................            34,500                 3,738,937
  Montana Power Capital I, 8.45%, Ser A ................................................            40,000                 1,047,500
  Montana Power Co., $6.875 ............................................................            22,500                 2,407,500
  NIPSCO Capital Markets, Inc., 7.75%, Ser A ...........................................           196,110                 4,927,264
  Narragansett Electric Co., 6.95% .....................................................            28,500                 1,528,312
  PECO Energy Co., $7.48 ...............................................................            13,000                 1,407,250
  PSI Energy, Inc., 6.875% .............................................................            37,000                 3,996,000
  PacifiCorp 8.375%, Ser A .............................................................            25,000                   642,188
  Portland General Electric Co. 8.25%, Ser A ...........................................            59,500                 1,524,688
  Potomac Electric Power Co., $3.82 ....................................................            25,701                 1,307,538
  Public Service Electric & Gas Co., 6.92% .............................................            25,800                 2,721,900
  Puget Sound Energy, Inc., 7.45%, Ser II ..............................................           124,000                 3,441,000
  Puget Sound Energy, Inc., 8.50%, Ser III .............................................           135,836                 3,616,634
  Sierra Pacific Power Capital I, 8.60% ................................................            28,000                   742,000
  Sierra Pacific Power Co., 7.80%,
    Ser 1 (Class A) ....................................................................            50,000                 1,387,500
  South Carolina Electric & Gas Co., 6.52% .............................................            50,000                 5,300,000
  Southern California Gas Co., 7.75% ...................................................           138,550                 3,481,069
  Southern Union Financing I, 9.48% ....................................................           185,000                 4,867,813
  Texas Utilities Electric Co., $7.98 ..................................................            36,000                 3,960,000
  Texas Utilities Electric Co., $1.875,
    Depositary Shares, Ser A ...........................................................            55,100                 1,449,819
  UtiliCorp Capital, Limited Partnership, 8.875%, Ser A ................................           184,256                 4,928,848
  Virginia Electric & Power Co., $7.05 .................................................            10,000                 1,092,500
                                                                                                                        ------------
                                                                                                                         102,405,046
                                                                                                                        ------------
                                                                  TOTAL PREFERRED STOCKS
                                                                     (Cost $159,418,381)           (78.15%)              169,201,810
                                                                                                  --------              ------------
COMMON STOCKS
Utilities (21.00%)
  Allegheny Power System, Inc. .........................................................            34,000                 1,028,500
  Boston Edison Co. ....................................................................           175,000                 5,370,312
  Consolidated Edison Co. of NY, Inc. ..................................................            50,000                 1,700,000
  Delmarva Power & Light Co. ...........................................................           140,000                 2,642,500
  Dominion Resources, Inc. .............................................................            64,300                 2,435,362
  DTE Energy Co. .......................................................................            67,000                 2,039,312
  Florida Progress Corp. ...............................................................            69,000                 2,277,000
  Houston Industries, Inc. .............................................................            71,000                 1,544,250
  IES Industries, Inc. .................................................................            42,000                 1,338,750
  MidAmerican Energy Holdings Co. ......................................................           143,700                 2,478,825
  Montana Power Co. ....................................................................           108,300                 2,883,487
  Nevada Power Co. .....................................................................            56,600                 1,245,200
  New England Electric System ..........................................................            62,000                 2,433,500
  PECO Energy Co. ......................................................................            40,000                   937,500
  Potomac Electric Power Co. ...........................................................           114,000                 2,593,500
  Public Service Enterprise Group, Inc. ................................................           128,500                 3,308,875
  Puget Sound Power & Light Co. ........................................................           216,900                 5,774,963
  Southern Co. .........................................................................            57,000                 1,286,063
  WPL Holdings Inc. ....................................................................            75,000                 2,146,875

                                                                     TOTAL COMMON STOCKS
                                                                      (Cost $44,646,895)           (21.00%)               45,464,774
                                                                                                  --------              ------------

                                                                               INTEREST           PAR VALUE
ISSUER, DESCRIPTION                                                              RATE           (000s OMITTED)
-------------------                                                              ----           --------------
SHORT-TERM INVESTMENTS
Finance (0.97%)
  Chevron Oil Finance Co.,
    10-01-97 ..............................................................      6.00%              $2,092                $2,092,488
                                                                                                                        ------------
                                                          TOTAL SHORT-TERM INVESTMENTS              (0.97%)                2,092,488
                                                                                                  --------              ------------
                                                                     TOTAL INVESTMENTS            (100.12%)             $216,759,081
                                                                                                  ========              ============

Parenthetical  disclosure  of a  foreign  country  in the  security  description
represents  country  of  foreign  issuer,  however,   security  is  U.S.  dollar
denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

The securities indicated by (R) are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,128,000 as of September 30, 1997.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


NOTE A --
ACCOUNTING POLICIES
Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,225,714 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires on September 30, 2003. Additionally, net capital losses of $2,399 attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day (October 1, 1997) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

     The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through September 30, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A (DARTS) The Fund issued 685 shares of Dutch Auction Rate Transferable Securities Preferred Stock Series A (DARTS) concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates ranged from 3.86% to 4.25% during the year ended September 30, 1997.

     The DARTS are redeemable at the option of the Fund at a redemption price equal to $100,000 per share plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES
AND OTHERS
Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended September 30, 1997, the advisory fee incurred did not exceed the maximum advisory fee allowed.

     The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer, and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

     Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

     Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability are marked to market on a periodic basis to reflect income earned by the investment and income earned by the investment is recorded on the Fund's books. At September 30, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,192.

NOTE C --
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended September 30, 1997, aggregated $119,115,005 and $116,368,267, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended September 30, 1997.

     The cost of long-term investments owned at September 30, 1997 for federal income tax purposes was $205,004,901. Gross unrealized appreciation and depreciation of investments aggregated $11,321,778 and $1,660,095, respectively, resulting in net unrealized appreciation of $9,661,683 for federal tax purposes.

NOTE D --
RECLASSIFICATION OF ACCOUNTS
During the year ended September 30, 1997, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $174,436, an increase in undistributed net investment income of $179,774 and a decrease in capital paid-in of $5,338. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of September 30, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Trustees of John Hancock Patriot Premium Dividend Fund I:

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Premium Dividend Fund I (the Fund), including the schedule of investments, as of September 30, 1997, the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended September 30, 1996 and the financial highlights for the four years then ended were audited by other auditors whose report, dated November 1, 1996, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended September 30, 1997.

     The Board of Trustees of the Fund declared dividends on the Common Shares from undistributed net investment income amounting to $0.75 per share for the year ended September 30, 1997. Distributions to preferred and common shareholders were 94.4% qualified for the dividends received deductions. Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998 representing their proportionate share.

SHAREHOLDER MEETING (UNAUDITED)
On March 6, 1997, the Annual Meeting of John Hancock Patriot Premium Dividend Fund I (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

     The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                            WITHHELD
                                        FOR                 AUTHORITY
                                        ---                 ---------
Charles L. Ladner                    12,762,395              246,897
Leo E. Linbeck, Jr.                  12,682,109              327,183
Patricia P. McCarter                 12,723,810              285,482

     The preferred shareholders elected Richard S. Scipione to serve until his successor is duly elected and qualified, with the votes tabulated as follows:
419 FOR and 0 WITHHELD AUTHORITY.

     The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the Fund for the fiscal year ending September 30, 1997, with the votes tabulated as follows: 12,764,481 FOR, 75,117 AGAINST and 170,113 ABSTAINING.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan"), which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date; and (2) in the case of shares purchased by the

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).
































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[LOGO] JOHN HANCOCK FUNDS                                        Bulk Rate
       A Global Investment Management Firm                     U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                       PAID
1-800-843-0090                                              S. Hackensack, NJ
INTERNET: www.jhancock.com/funds                              Permit No. 750


































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